016570| 003590|127C|RESTRICTED||4|057-423

GOLDLEAF
FINANCIAL SOLUTIONS

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4

CUSIP			XXXXXX XX X
Holder ID			XXXXXXXXXX
Insurance Value			1,000,000.00
Number of Shares			123456
DTC	12345678	123456789012345	
Certificate Numbers	Num/No.	Denom.	Total
1234567890/1234567890	1	1	1
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			7

COMMON STOCK

NO PAR VALUE

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Certificate Number

ZQ 000000

GOLDLEAF
FINANCIAL SOLUTIONS

Shares

600620****
600620**
****600620****
*****600620***
******600620**

GOLDLEAF FINANCIAL SOLUTIONS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

CUSIP 38144H 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

***SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY***

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

Goldleaf Financial Solutions, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of its duly authorized officers of the Corporation, the Corporation having no seal.

President

Secretary

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC.
(CHICAGO)
TRANSFER AGENT AND REGISTRAR,

By ____________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

1234567

STOCK CERTIFICATE CUSIP: 38144H 10 9

GOLDLEAF FINANCIAL SOLUTIONS, INC.
THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL PROVISIONS OF THE CHARTER NOW OR HEREAFTER AMENDED AND BYLAWS OF THE CORPORATION. THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK AND MORE THAN ONE SERIES OF ANY CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUESTS SHALL BE MADE TO THE TRANSFER AGENT OR THE CORPORATION AT ITS PRINCIPAL OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	-	as tenants in common	UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . . .
(Cust) (Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors Act . . . . . . . . . . . . . .
(State)
JT TEN	-	as joint tenants with right of survivorship	UNIF TRF MIN ACT . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . .
		and not as tenants in common	(Cust) (Minor)
under Uniform Transfers to Minors Act. . . . . . . . . . . . . . .
(State)
Additional abbreviations may also by used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,	_______________________	hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:	20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.